SEMI-ANNUAL REPORT


THE KENWOOD FUNDS


The Kenwood Growth & Income Fund


October 31, 1998


TABLE OF CONTENTS



                                                          Page
        Shareholder Letter .............................   1

        Performance Summary ............................   2

        Statement of Assets and Liabilities ............   3

        Statement of Operations ........................   4

        Statements of Changes in Net Assets ............   5

        Financial Highlights ...........................   6

        Schedule of Investments ........................  7-8

        Notes to the Financial Statements ..............  9-10




NOTICE TO INVESTORS



Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. An investment in the Fund involves risk, including possible loss of principal, due to fluctuation in the Fund's net asset value.


Dear Fellow Shareholders:

The twelve months ending November 30, 1998 included a strong recovery from the summer market decline that reached the bottom on October 8, 1998. Our mid sized value approach is the continuing focus in the portfolio. We believe each company in the portfolio is well positioned to adjust to the challenging current economic outlook and to prepare for the new global environment. We remain fully invested in equities with cash positions typically less than 5% for liquidity purposes and new investment ideas.

The Kenwood Growth and Income Fund total return since inception ranked
# 60 out of 200 mid cap value mutual funds as measured by Lipper Analytical Services through November 30, 1998. Cumulative total return for this period was 39.76%. The average return for this universe was 30.47%. Assets under management in the Fund continue to increase. The Fund has grown
$1.9 million to $3.2 million during the past year.

For mutual fund investors with a long-term investment strategy, the Individual Retirement Account (IRA) continues to be an attractive investment vehicle. The Taxpayer Relief Act of 1997 enhanced the value of owning an IRA. Some of the benefits of the Taxpayer Relief
Act were the reduction in capital gains, the income limits for fully deductible IRA's will be increased over the next ten years, penalty-free distributions from deductible IRA's and tax-free withdrawals from non-deductible IRA's. You can make contributions to your 1998 Traditional or Roth IRA until April 15, 1999. The IRA is one of the few tax deferred investment instruments that remains. Please consult your accountant or financial planner to determine if an IRA is a suitable investment for you.

Enclosed is a copy of the 1998 Mutual Fund Tax Guide. It contains detailed information regarding the new tax law changes for 1998 and other useful information.

We are pleased to serve as your Fund Manager and appreciate your continued vote of confidence. As we approach a new year we wish you the best and look forward to assisting you in meeting your personal financial goals.


Sincerely,

/s/ Barbara L. Bowles

Barbara L. Bowles
12/98

THE KENWOOD GROWTH & INCOME FUND

PERFORMANCE SUMMARY

                Kenwood
                Growth &                 S & P
                Income                   MidCap
                Fund                     400 Index

Apr-96          10,000                   10,000
May-96          10,330                   10,135
Jun-96          10,390                    9,983
Jul-96           9,600                    9,307
Aug-96           9,850                    9,844
Sep-96          10,400                   10,273
Oct-96          10,290                   10,303
Nov-96          10,890                   10,883
Dec-96          10,815                   10,895
Jan-97          11,220                   11,304
Feb-97          11,372                   11,211
Mar-97          11,302                   10,733
Apr-97          11,352                   11,013
May-97          12,335                   11,974
Jun-97          12,660                   12,310
Jul-97          13,237                   13,529
Aug-97          13,308                   13,513
Sep-97          13,866                   14,290
Oct-97          13,450                   13,668
Nov-97          13,613                   13,870
Dec-97          14,086                   14,409
Jan-98          13,391                   14,135
Feb-98          14,672                   15,305
Mar-98          15,259                   15,996
Apr-98          15,400                   16,288
May-98          15,052                   15,555
Jun-98          15,357                   15,653
Jul-98          14,423                   15,046
Aug-98          11,990                   12,246
Sep-98          11,990                   13,388
Oct-98          12,946                   14,585

                                                              Average
                                                              Annual
                                 Six Months     One Year      Since
                                 ended          ended         Inception
                                 October 31,    October 31,   May 1,
Total Return                     1998           1998          1996

The Kenwood Growth & Income Fund -15.94%        -3.75%        10.86%
S&P MidCap 400 Stock Index*<F1>  -10.46%         6.71%        16.27%


*<F1>The Standard & Poor's MidCap 400 Index (S&P MidCap) is a capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a medium capitalization of approximately $700 million. This chart assumes an initial investment of $10,000 made on May 1, 1996 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

THE KENWOOD GROWTH & INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998


ASSETS:
   Investments, at market value
      (Cost of $2,971,316)                           $2,789,494
   Income receivable                                      3,799
   Receivable for capital shares sold                       200
   Receivable for securities sold                        43,116
   Prepaid expenses                                      10,153
   Receivable from Adviser                               22,809
       Total assets                                   2,869,571

LIABILITIES:
   Accrued expenses and other liabilities                41,052
   Payable for securities purchased                      26,869
       Total liabilities                                 67,921


NET ASSETS                                           $2,801,650


NET ASSETS CONSIST OF:
   Capital stock                                     $2,836,297
   Accumulated undistributed net investment income       21,888
   Accumulated undistributed net realized
        gain on investments                             125,287
   Net unrealized (depreciation) on investments        (181,822)
       Total Net Assets                              $2,801,650

   Shares outstanding
       (unlimited amount of shares authorized)          234,974

   Net Asset Value and Redemption Price Per Share        $11.92


See Notes to the Financial Statements


THE KENWOOD GROWTH & INCOME FUND

STATEMENT OF OPERATIONS
For the Six Months ended October 31, 1998



INVESTMENT INCOME:
   Dividend Income                                                  $25,609
   Interest Income                                                    5,300
      Total investment income                                        30,909


EXPENSES:
   Professional fees                                                 12,604
   Shareholder servicing fees                                        11,846
   Fund accounting fees                                              11,095
   Investment advisory fees                                          11,074
   Administration fees                                               10,083
   Federal and state registration fees                                7,058
   Custody fees                                                       5,445
   Distribution fees                                                  3,691
   Trustees' fees and expenses                                        3,390
   Reports to shareholders                                            3,018
   Other                                                                607
      Total expenses before voluntary waiver and reimbursement       79,911
            Less:  Voluntary waiver of expenses and reimbursement
                        from Adviser                                (65,146)

      Net expenses                                                   14,765

NET INVESTMENT INCOME                                                16,144


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                  44,398
   Change in unrealized depreciation on investments                (561,022)
      Net realized and unrealized loss on investments              (516,624)

NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                      ($500,480)


See Notes to the Financial Statements

THE KENWOOD GROWTH & INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                                       Year
                                                    Six months         ended
                                                      ended          April 30,
                                                   Oct. 31, 1998       1998
OPERATIONS:
   Net investment income                               $16,144         $20,397
   Net realized gain on investments                     44,398         221,113
   Change in unrealized appreciation (depreciation)
        on investments                                (561,022)        355,978
      Net increase (decrease) in net assets from
        operations                                    (500,480)        597,488


DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income                      0         (18,982)
   Distributions from net realized capital gains             0        (155,240)
      Total Distributions                                    0        (174,222)


CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                           342,547       1,413,437
   Proceeds from shares issued to shareholders in
     reinvestment of dividends                               0         173,632
   Cost of shares redeemed                            (146,164)       (175,190)
      Net increase in net assets resulting
           from capital share transactions             196,383       1,411,879

TOTAL INCREASE (DECREASE) IN NET ASSETS               (304,097)      1,835,145


NET ASSETS:
   Beginning of period                               3,105,747       1,270,602

   End of period (including undistributed net investment
      income of $21,888 and $5,744, respectively)   $2,801,650      $3,105,747



See Notes to the Financial Statements

THE KENWOOD GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS


                                                    Six
                                                   Months    Year       Year
                                                   ended     ended      ended
                                                  Oct. 31,  April 30,  April 30,
                                                    1998      1998       1997
SELECTED PER SHARE DATA(1)<F2>:
   NET ASSET VALUE, BEGINNING OF PERIOD            $14.18    $11.20    $10.00

   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                          0.07      0.09      0.14
      Net realized and unrealized gain (loss)
        on investments                              (2.33)     3.82      1.21
           Total from investment operations         (2.26)     3.91      1.35

   LESS DISTRIBUTIONS:
      Dividends from net investment income           0.00     (0.10)    (0.10)
      Distributions from net realized capital gains  0.00     (0.83)    (0.05)
           Total distributions                       0.00     (0.93)    (0.15)

   NET ASSET VALUE, END OF PERIOD                  $11.92    $14.18    $11.20


TOTAL RETURN(2)<F3>                                (15.94%)   35.66%    13.52%


SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period                   $2,801,650  $3,105,747 $1,270,602
   Ratio of net expenses to average
        net assets(2),(3)<F3>,<F4>                   1.00%     0.99%     0.92%
   Ratio of net investment income
        to average net assets(2),(3)<F3>,<F4>        1.09%     0.97%     1.85%
   Portfolio turnover rate(2)<F3>                   38.70%    73.27%    31.21%




(1)<F2>Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(2)<F3>Not annualized for the period ended October 31, 1998.
(3)<F4>Without voluntary expense reimbursements and waivers of $65,146, $127,451 and $113,568, the ratio of expenses to average net assets would have been 5.41%, 7.06% and 26.06%, and the ratio of net investment income to average net assets would have been (3.32)%, (5.10)% and (23.29)%, respectively, for the six months ended October 31, 1998 and the years ended April 30, 1998 and April 30, 1997.

See Notes to the Financial Statements

THE KENWOOD GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS - October 31, 1998


     Shares                                                       Value
              COMMON STOCKS - 90.8%
              AUTOS & TRANSPORTATION - 7.7%
         890  AMR Corporation *<F5>                              $59,630
         723  Canadian National Railway Company                   36,466
       1,710  FDX Corporation *<F5>                               89,882
         745  Kansas City Southern Industries, Inc.               28,776
                                                                 214,754

              BANKING/SAVINGS & LOANS - 13.1%
       1,000  BankBoston Corporation                              36,813
       1,901  Bank One Corporation                                92,911
       5,700  Colonial BancGroup, Inc.                            74,456
       5,820  Sovereign Bancorp, Inc.                             76,387
       3,200  Washington Federal, Inc.                            85,400
                                                                 365,967

              CONSUMER DISCRETIONARY - 5.7%
       1,405  American Greetings Corporation - Class A            56,582
       1,900  Mattel, Inc.                                        68,163
       1,400  The Limited, Inc.                                   35,875
                                                                 160,620

              ELECTRONIC EQUIPMENT - 7.1%
       2,100  Avnet, Inc.                                        104,475
       6,866  CommScope, Inc. *<F5>                               95,695
                                                                 200,170

              ENGINES - 2.4%
       2,000  Cummins Engine Company, Inc.                        68,250

              FINANCIAL SERVICES - 6.2%
       1,650  The PMI Group, Inc.                                 83,222
       3,700  United Asset Management Corporation                 89,725
                                                                 172,947

              FOOD & BEVERAGES - 4.0%
         850  Bestfoods                                           46,325
       3,100  Wendy's International, Inc.                         65,100
                                                                 111,425

              FUNERAL SERVICES - 0.7%
       2,300  The Loewen Group, Inc.                              20,555

              HEALTHCARE - 6.3%
       6,588  Foundation Health Corporation *<F5>                 76,607
       3,500  Mallinckrodt, Inc.                                  99,750
                                                                 176,357

              INTEGRATED OILS - 7.0%
       1,370  Occidental Petroleum Corporation                    27,229
       3,070  Ultramar Diamond Shamrock Corporation               82,698
       2,500  Unocal Corporation                                  84,844
                                                                 194,771

              LEISURE & ENTERTAINMENT - 3.3%
       1,750  Callaway Golf Company                               19,031
       2,100  Hasbro, Inc.                                        73,631
                                                                  92,662

                    See Notes to the Financial Statements

              MATERIALS & PROCESSING - 4.6%
       1,050  Fluor Corporation                                  $40,753
       2,850  Nalco Chemical Company                              88,172
                                                                 128,925

              PHOTOGRAPHIC EQUIPMENT - 0.5%
         500  Polaroid Corporation                                13,281

              PRINTING - 4.6%
       5,700  Bowne & Co., Inc.                                   76,594
       3,600  John H. Harland Company                             52,200
                                                                 128,794

              REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.2%
       4,200  Arden Realty, Inc.                                  90,825

              RETAIL - 3.4%
       6,800  KMart Corporation *<F5>                             96,050

              SECURITY SERVICES - 2.9%
       2,700  Pittston Brink's Group                              80,325

              TECHNOLOGY - 3.5%
       1,065  Adobe Systems, Inc.                                 39,538
       4,005  Novell, Inc. *<F5>                                  59,574
                                                                  99,112

              TELECOMMUNICATIONS - 1.7%
         952  Alcatel                                             20,944
       1,000  General Instrument Corporation *<F5>                25,688
                                                                  46,632

              UTILITIES - 2.9%
       2,610  Interstate Energy Corp.                             80,747

              TOTAL COMMON STOCKS (Cost of $2,724,991)         2,543,169

  Principal
     Amount
              SHORT-TERM INVESTMENTS - 8.8%
              VARIABLE RATE DEMAND NOTES - 8.8%
      30,895  American Family Financial Services, Inc.            30,895
      96,380  General Mills, Inc.                                 96,380
     117,316  Pitney Bowes Credit Corporation                    117,316
       1,734  Wisconsin Electric Power Company                     1,734
                                                                 246,325

              TOTAL SHORT-TERM INVESTMENTS (Cost of $246,325)    246,325

              TOTAL INVESTMENTS - 99.6% (Cost of $2,971,316)   2,789,494

              Other Assets, less Liabilities - 0.4%               12,156

              TOTAL NET ASSETS - 100.0%                       $2,801,650

                *<F5>Non-income producing security.



                    See Notes to the Financial Statements

THE KENWOOD GROWTH & INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS


1).  ORGANIZATION
       The Kenwood Growth & Income Fund (the "Fund") is a mutual fund created by The Kenwood Funds (the "Trust") which was organized as a business trust under the laws of Delaware on January 9, 1996. The Fund is the sole series issued by the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund issued and sold 10,001 shares of its capital stock at $10 per share on April 11, 1996. The Fund commenced operations on May 1, 1996. The objective of the Fund is capital appreciation and current income.

2).  SIGNIFICANT ACCOUNTING POLICIES
       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation - Securities which are traded on a securities exchange (including options on indexes so traded) or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Debt securities maturing in 60 days or less are normally valued at amortized cost. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value, may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by the Board of Trustees.

b). Federal Income Taxes - No provision for federal income taxes has been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c). Expenses - The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareholder service fees.

d). Distributions to Shareholders - Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f). Other - Investment and shareholder transactions are accounted for no later than the first business day after trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3).  CAPITAL SHARE TRANSACTIONS
       Transactions in shares of the Fund were as follows:
                                  Six Months           Year
                                    ended              ended
                                  Oct. 31, 1998      April 30, 1998
       Shares sold                  26,278            104,639
       Shares issued to owners in
         reinvestment of dividends       0             13,387
                                    26,278            118,026

       Shares redeemed             (10,369)           (12,443)
         Net increase               15,909            105,583



NOTES TO THE FINANCIAL STATEMENTS - cont'd.


4).  INVESTMENT TRANSACTIONS
       The aggregate purchases and sales of equity securities, excluding short-term investments, for the Fund for the six months ended October 31, 1998, were as follows:

                                  Purchases     Sales
       U. S. Government              --          --
       Other                      $1,085,622    $1,023,324

       At October 31, 1998, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

       Appreciation                             $217,498
       (Depreciation)                           (431,624)
       Net unrealized appreciation
         (depreciation) on investments         ($214,126)

       At October 31, 1998, the cost of investments for federal income tax purposes was $3,003,620.

5).  INVESTMENT ADVISORY AND OTHER AGREEMENTS
       The Trust has entered into an investment advisory agreement with The Kenwood Group, Inc. (the "Adviser"). Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.75% on the first $500 million of average net assets, 0.70% on the next $500 million of average daily net assets, and 0.65% on the average daily net assets over $1 billion. The Adviser has voluntarily waived and reimbursed certain expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceeded the annual rate of 1.00% of the average net assets of the Fund, computed on a daily basis.
The total amount of fees waived and reimbursed by the Adviser for the six months ended October 31, 1998 was $65,146.

       The Trust has entered into a distribution agreement with AmeriPrime Financial Securities, Inc. (the "Distributor"). Pursuant to the Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund is authorized to expend up to 0.25% annually of the Fund's average daily net assets to pay distribution fees and to cover certain expenses incurred in connection with the distribution of the Fund's shares. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of the Rule.

6).  RELATED PARTIES
       Officers and Trustees of the Trust held 53,517 shares or 22.8% of the outstanding shares of the Fund as of October 31, 1998.